NEWS RELEASE
26533 Evergreen Rd., Suite 500 • Southfield, Michigan 48076
(800) 229-4125

For Immediate Release
June 6, 2016

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2016 Financial Results

DETROIT - June 6, 2016 -- Covisint Corporation (Nasdaq: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today announced financial results for the fourth quarter and full fiscal year ended March 31, 2016.

"Fiscal 2016 continued to be a transition year where we faced many challenges and delivered mixed results. We achieved significant year-over-year margin improvement, driven by our transition out of the services business and the healthcare application market. In addition, our team made significant improvement in our operating costs. However, we are disappointed with our results for subscription revenue. It is evident that the transition we began two years ago is taking longer than we had anticipated, particularly with regards to our effort to grow our ASR bookings to meet our objectives in subscription revenue,” said Covisint Chairman and CEO, Sam Inman.”

Inman continued, “As we look out to Fiscal 2017 and beyond, we are focused on keeping our current strategic alliances and partners approach in place, while we shift our direct sales model from general territorial selling to larger, strategic teams focused on the automotive and automotive related sectors. These teams will focus primarily on strategic use cases, where we have strong experience and have been successful expanding our footprint with existing automotive customers - while leveraging our success to penetrate new global automotive accounts.”

Fiscal 2016 Financial Results

Revenue

•	Total revenue was $76.0 million, a decrease of 14% compared to $88.5 million in the prior year.

•	Subscription revenue was $63.4 million, a decrease of 4% compared to $66.3 million in the prior fiscal year.

•
Services revenue was $12.7 million, a decrease of 43% compared to $22.3 million in the prior fiscal year. The decline is primarily attributable to the Company’s stated strategy to shift this business to certified service partners.

Profitability

•	GAAP gross margin was 54%, compared to 25% in the prior year.

•	Non-GAAP gross margin was 59%, compared to 43% in the prior year.

•	GAAP net loss was $14.9 million or ($0.38) per diluted share, compared to net loss of $38.6 million or ($1.01) per diluted share in the prior year.

•	Non-GAAP net loss was $12.9 million or ($0.33) per diluted share, compared to net loss of $19.9 million or ($0.52) per diluted share in the prior year.

Fourth Quarter Fiscal 2016 Financial Highlights

Revenue

•	Total revenue was $20.0 million, a decrease of 15% compared to $23.5 million in the prior year period.

•	Subscription revenue was $17.2 million, a decrease of 6% compared to $18.4 million in the prior year period.

•
Services revenue was $2.8 million, a decrease of 45% compared to $5.1 million in the prior year period. The decline is primarily attributable to the Company’s stated strategy to shift this business to certified service partners.

Profitability

•	GAAP gross margin was 61%, compared to 54% in the prior fiscal quarter and 4% in the prior year period.

•	Non-GAAP gross margin was 65%, compared to 58% in the prior fiscal quarter and 47% in the prior year period.

•	GAAP net loss was $0.1 million or ($0.00) per diluted share, compared to net loss of $12.2 million or ($0.32) per diluted share in the prior year.

•	Non-GAAP net loss was $0.5 million or ($0.01) per diluted share, compared to net loss of $2.2 million or ($0.06) per diluted share in the prior year.

Balance Sheet

•	The Company had $39.7 million in cash and cash equivalents at March 31, 2016, compared with $37.6 million at December 31, 2015.

Fourth Quarter Fiscal 2016 Business Highlights

•
Unveiled next-generation connected vehicle experience at CTS and CES 2016. The showcase illustrated building deeper consumer and dealership engagement through connected devices and systems, adjusting settings in the head unit by individual driver through managing driver identities, setting boundaries (such as geo-fence) and prompting vehicle or "thing" action when approaching or exceeding such boundaries, and controlling vehicle action with a mobile device through IoT services enabled by a cloud platform.

•
Presented on “Key Success Factors in Powering Ride Sharing and Multimodal Transportation in Connected Environments” at CTS 2016. Session addressed fundamental connected vehicle considerations when enabling a ride-sharing model, such as interoperability, data governance, security and privacy.

•
Announced investment in European operations, appointed Nigel Clarke as Vice President, EMEA Sales to increase EMEA footprint. Expansion includes establishing new London office and focus on continuing investment in existing customer markets and expand into new markets by leveraging existing partnerships.

•
Recognized as Supplier of the Year by SAIC General Motors, recognizing suppliers who have made significant contributions to SAIC GM in the last year. In the spirit of the conference theme, Lead in Redefining the Future of Innovation and Technology, Covisint was the only IT vendor to receive an award.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization and impairment of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the expenses that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

Conference Call and Webcast Information

Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.

For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on June 6, 2016, through June 13, 2016. The U.S. toll-free replay dial-in number is 1-877-870-5176 and the international replay dial-in number is 1-858-384-5517. The replay passcode is 13635460.

About Covisint Corporation

Covisint is the leading Cloud Platform for building Identity and Internet of Things (IoT) applications. Our Cloud Platform technology facilitates the rapid development of identification, authorization and connection of complex networks of people, processes, systems and things.

Covisint's Platform supports customers in their endeavors to securely identify, authenticate and connect users, devices, applications and information. It supports 3,000 organizations who connect more than 212,000 business partners and customers that support $4 billion in ecommerce transactions annually. Learn more at http://www.covisint.com/.

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Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866-319-7659
investors@covisint.com

Media Contact
Brad Schechter, Vice President, Corporate Marketing
248-483-2097
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125
http://www.covisint.com

COVISINT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	March 31, 2016	March 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$39,681	$50,077
Accounts receivable, net	12,836	15,348
Deferred tax asset, net	—	16
Prepaid expenses	2,167	3,160
Other current assets	1,603	4,209
Total current assets	56,287	72,810
PROPERTY AND EQUIPMENT, NET	7,847	8,809
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	11,486	10,646
OTHER:
Goodwill	25,385	25,385
Deferred costs	580	1,736
Deferred tax asset, net	171	1,528
Other assets	289	928
Total other assets	26,425	29,577
TOTAL ASSETS	$102,045	$121,842
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,061	$7,703
Accrued commissions	1,071	3,286
Deferred revenue	15,952	18,029
Accrued expenses	2,377	3,344
Deferred tax liability, net	—	1,597
Total current liabilities	24,461	33,959
DEFERRED REVENUE	3,595	3,914
ACCRUED LIABILITIES	2,327	2,622
DEFERRED TAX LIABILITY, NET	353	—
Total liabilities	30,736	40,495
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
Common Stock	—	—
Additional paid-in capital	161,997	157,004
Retained deficit	(90,527)	(75,633)
Accumulated other comprehensive loss	(161)	(24)
Total shareholders' equity	71,309	81,347
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$102,045	$121,842

COVISINT CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
REVENUE	$19,987	$23,457	$76,024	$88,534
COST OF REVENUE	7,885	22,428	34,953	66,404
GROSS PROFIT	12,102	1,029	41,071	22,130
	61%	4%	54%	25%
OPERATING EXPENSES:
Research and development	3,129	1,852	13,019	10,416
Sales and marketing	6,225	7,812	29,448	32,593
General and administrative	2,770	3,528	13,286	17,640
Total operating expenses	12,124	13,192	55,753	60,649
OPERATING LOSS	(22)	(12,163)	(14,682)	(38,519)
Other (expense) income	5	15	(23)	69
LOSS BEFORE INCOME TAX PROVISION	(17)	(12,148)	(14,705)	(38,450)
INCOME TAX PROVISION	93	33	189	112
NET LOSS	($110)	($12,181)	($14,894)	($38,562)

DILUTED EPS COMPUTATION
Numerator: Net loss	($110)	($12,181)	($14,894)	($38,562)
Denominator:
Weighted-average common shares outstanding	40,440	38,998	39,658	38,217
Dilutive effect of stock awards	—	—	—	—
Total shares	40,440	38,998	39,658	38,217
Diluted EPS	$—	($0.32)	($0.38)	($1.01)

COVISINT CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
Gross profit	$12,102	$1,029	$41,071	$22,130
Gross profit %	61%	4%	54%	25%
Adjustments:
Stock compensation expense—cost of revenue	3	30	71	613
% of total revenue	—%	—%	—%	1%
Cost of revenue—amortization of capitalized software	787	9,976	3,398	15,079
% of total revenue	4%	43%	5%	17%
Adjusted gross profit	$12,892	$11,035	$44,540	$37,822
Adjusted gross profit %	65%	47%	59%	43%

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
Cost of revenue	$7,885	$22,428	$34,953	$66,404
Adjustments:
Stock compensation expense	3	30	71	613
Cost of revenue - amortization of capitalized software	787	9,976	3,398	15,079

Cost of revenue, non-GAAP	$7,095	$12,422	$31,484	$50,712

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
Research and development	$3,129	$1,852	$13,019	$10,416
Adjustments:
Capitalized internal software costs	(1,673)	(1,210)	(4,238)	(3,508)
Stock compensation expense	2	26	78	175

Research and development, non-GAAP	$4,800	$3,036	$17,179	$13,749

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
Sales and marketing	$6,225	$7,812	$29,448	$32,593
Adjustments:
Stock compensation expense	91	201	501	1,570
Amortization of customer relationship agreements	—	529	—	823

Sales and marketing, non-GAAP	$6,134	$7,082	$28,947	$30,200

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
General and administrative	$2,770	$3,528	$13,286	$17,640
Adjustments:
Stock compensation expense	381	404	2,166	3,874

General and administrative, non-GAAP	$2,389	$3,124	$11,120	$13,766

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
Net loss	($110)	($12,181)	($14,894)	($38,562)
Adjustments:
Capitalized internal software costs	(1,673)	(1,210)	(4,238)	(3,508)
Stock compensation expense	478	661	2,817	6,232
Amortization of capitalized software and other intangibles	787	10,505	3,398	15,902
Net loss, non-GAAP	($518)	($2,225)	($12,917)	($19,936)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
Diluted EPS	$—	($0.32)	($0.38)	($1.01)
Adjustments:
Capitalized internal software costs	(0.04)	(0.03)	(0.11)	(0.09)
Stock compensation expense	0.01	0.02	0.07	0.16
Amortization of capitalized software and other intangibles	0.02	0.27	0.09	0.42
Diluted EPS, non-GAAP	($0.01)	($0.06)	($0.33)	($0.52)

COVISINT CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(In Thousands)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2016	2015	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	($110)	($12,181)	$(14,894)	$(38,562)
Adjustments to reconcile net loss to cash provided by (used in) operations:
Depreciation and amortization	1,646	2,483	6,772	9,574
Capitalized software and other intangible asset impairment	—	8,751	—	8,751
Deferred income taxes	84	19	148	11
Stock award compensation	478	661	2,817	6,232
Other	(1)	307	18	307
Net change in assets and liabilities
Accounts receivable	(3,210)	(1,249)	2,474	6,377
Other assets	786	593	5,397	3,306
Accounts payable and accrued expenses	(1,556)	4,814	(4,157)	4,919
Deferred revenue	5,660	5,524	(2,441)	(5,610)
Net cash (used in) operating activities	3,777	9,722	(3,866)	(4,695)
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(45)	(1,978)	(3,817)	(3,953)
Capitalized software	(1,673)	(1,211)	(4,238)	(3,509)
Proceeds from asset disposals	—	—	33	—
Net cash (used in) investing activities	(1,718)	(3,189)	(8,022)	(7,462)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Cash payments from former parent company	—	—	—	23,999
Cash payments to former parent company	—	—	—	(13,879)
Vendor financing payments	(180)	—	(728)	—
Net proceeds from exercise of stock awards	117	461	2,191	2,865
Net cash provided by financing activities	(63)	461	1,463	12,985
EFFECT OF EXCHANGE RATE CHANGES ON CASH	70	(242)	29	(287)
NET CHANGE IN CASH	2,066	6,752	(10,396)	541
CASH AT BEGINNING OF PERIOD	37,615	43,325	50,077	49,536
CASH AT END OF PERIOD	$39,681	$50,077	$39,681	$50,077